As filed with the Securities and Exchange Commission on May 13, 2013

1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 54	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 55	☒

TD ASSET MANAGEMENT USA FUNDS INC.

(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code:

(212) 827-7061
Kevin LeBlanc, President
TD Asset Management
USA Inc.
31 West 52nd Street
New York, NY 10019

(Name and Address of Agent for Service)

Copies of communications to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	On (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	On (date) pursuant to paragraph (a) (2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment only relates to the TDAM Short-Term Bond Fund.

TD Asset Management

PROSPECTUS

May 13, 2013

TD Asset Management USA Funds Inc.

TDAM Short-Term Bond Fund
    - Advisor Class (TDSHX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE
®/The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries

TD ASSET MANAGEMENT USA FUNDS INC.

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SUMMARY

Investment Objective

The TDAM Short-Term Bond Fund (the “Fund”) seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Advisor Class
Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.31%
Total Annual Fund Operating Expenses	0.81%

(1)	“Other Expenses” are based on estimated expenses payable by the Fund’s Advisor Class for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as the payment of dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations (debt obligations rated in one of the four highest ratings categories by a nationally recognized statistical rating organization) of banks and corporations. An unrated debt obligation may be treated as investment-grade if warranted by the analysis of the Fund’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”). In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds.

The Investment Manager will allocate the Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In selecting investments for the Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer. The Fund may invest in mortgage-backed and

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asset-backed securities. The Fund may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

In managing the Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1 – 3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. Under normal circumstances, the Investment Manager will also seek to minimize deviations from the average duration of the Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

Principal Risks

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Investment Risk — You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Interest Rate Risk — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Fund’s fixed income securities will decline in value because of increases in market interest rates.

Credit Risk — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer or credit enhancer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk — The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Banking Industry Risk — The Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows you how performance of the Fund’s Institutional Class shares has varied from year to year for up to 10 years. The table

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shows the average annual total returns for the Fund’s Institutional Class and also compares the Institutional Class’ performance with the average annual total returns of an index or other benchmark that is a broad measure of market performance. The Institutional Class and the Advisor Class would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that these share classes do not have the same expenses. Of course, past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN1 as of 12/31 each year (Institutional Class)

1	The returns shown in the bar chart above are for the Fund’s Institutional Class, which is not offered in this prospectus. The Institutional Class and the Advisor Class would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that these share classes do not have the same expenses.

For the period covered by the bar chart, the highest and lowest quarterly returns were 2.96% (for the quarter ended 12/31/08) and -0.50% (for the quarter ended 6/30/08), respectively.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended 12/31/12 (Institutional Class)

	1 Year	5 Years	Since Inception (December 18, 2006)*
Return Before Taxes	1.73%	2.70%	3.19%
Return After Taxes on Distributions	1.35%	1.90%	2.24%
Return After Taxes on Distributions And Sale of Fund Shares	1.15%	1.84%	2.17%
Bank of America Merrill Lynch 1 – 3 Year Treasury Index (reflects no deduction for fees or expenses)	0.43%	2.32%	3.14%

*	Index returns provided from December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Fund’s investment manager.

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Portfolio Managers

The names, titles, length of service of the persons who are primarily responsible for the day to day management of the Fund appear in the table below.

Portfolio Manager	Title	Length of Service
Glenn Davis	Portfolio Manager	Since January 2009
Dennis Woessner	Portfolio Manager	Since September 2009

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) your shares on any day on which the Fund is open for business (normally any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open). You may sell shares by phone or by mail.

Balance Minimums. Shareholders wishing to purchase shares directly from the Fund must meet one of the following initial purchase and minimum account balance requirements:

(1)	A combined initial purchase and minimum account balance requirement of $100,000 per household (by address) in the case of Advisor Class shares, in each case, across the same class of shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund and the TDAM U.S. Small-Mid Cap Equity Fund.
(2)	A combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, the TDAM U.S. Small-Mid Cap Equity Fund, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, and the TDAM Institutional Treasury Obligations Money Market Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Taxes

The Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE FUND

Fund Overview

The Fund is a series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. This prospectus relates to the Advisor Class of the Fund. The Fund offers the Institutional Class through a separate prospectus.

Investment Objective

The investment objective of the Fund is to provide a high level of income consistent with the preservation of capital and liquidity.

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Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations (debt obligations rated in one of the four highest ratings categories by a nationally recognized statistical rating organization (“NRSRO”) of banks and corporations. An unrated debt obligation may be treated as investment-grade if warranted by the Investment Manager’s analysis.

The Investment Manager will allocate the Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Investment Manager will not (i) allocate more than 10% of the Fund’s assets to the securities of a single issuer; (ii) invest more than 75% of the Fund’s assets in securities of corporate issuers; or (iii) invest more than 30% of the Fund’s assets in securities rated BBB or lower by Standard & Poor’s, Inc. Notwithstanding such restrictions, the Investment Manager may invest more than 10% of the Fund’s assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds. In determining a security’s maturity for purposes of calculating the Fund’s average maturity, an estimate of the average time remaining for its principal to be repaid may be used.

In selecting investments for the Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer. The Fund may sell securities for a variety of reasons, such as to adjust its portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

The Fund may invest in mortgage-backed and asset-backed securities.

In managing the Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1 – 3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. Under normal circumstances, the Investment Manager will also seek to minimize deviations from the average duration of the Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Principal Security Types

Fixed-income securities (or debt obligations) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Fixed-income securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that the Investment Manager believes have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are debt obligations with a term to maturity of less than one year issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

Asset-backed securities are securities backed by pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Mortgage-backed securities are generally pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-backed securities are most

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commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers.

Foreign securities include non-U.S. dollar-denominated securities, Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Principal Risks

Investment Risk — You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Interest Rate Risk — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Fund’s fixed income securities will decline in value because of increases in market interest rates. The Fund will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value.

Credit Risk — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Not all of the U.S. government and agency securities in which the Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Mortgage-Backed Securities Risk — The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. government agencies or instrumentalities (“Agencies”), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness

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of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Banking Industry Risk — The Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Repurchase Agreements Risk — Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts.

Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened.

Finally, foreign securities investments are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country’s currency, an investment in that country loses value because its currency is worth fewer U.S. dollars.

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Fund directly from the Fund or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Fund’s principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums. Shareholders wishing to purchase shares directly from the Fund must meet one of the following initial purchase and minimum account balance requirements:

(1)	A combined initial purchase and minimum account balance requirement of $100,000 per household (by address) in the case of Advisor Class shares, in each case, across the same class of shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund and the TDAM U.S. Small-Mid Cap Equity Fund.
(2)	A combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, the TDAM U.S. Small-Mid Cap Equity Fund, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, and the TDAM Institutional Treasury Obligations Money Market Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Fund Business Days. The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. The Fund may close early on any Fund Business Day which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

How to Buy Shares

You may purchase shares from the Fund or a Financial Intermediary on any Fund Business Day. Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by the Fund or Financial Intermediary. There is no sales charge to buy shares of the Fund.

The Fund or a Financial Intermediary must receive your purchase order and payment prior to the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on any Fund Business day in order for it to be priced at the day’s offering price. If your request is received after that time, it will be priced at the next Fund Business Day’s offering price.

The Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Fund

If you would like to purchase shares of the Fund directly and you do not already have an account with the Fund, you need to open an account with the Fund by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail it, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

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All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into the Fund. All checks must be made payable to either the name of the Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Fund will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class, make a check payable to the Fund, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Fund’s transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by the Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of the Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Fund may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Fund is not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that the Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may, with respect to certain proposals, vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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How to Sell Shares

You may sell (redeem) your shares from the Fund or a Financial Intermediary on any Fund Business Day. Shares are sold (redeemed) at the next NAV per share calculated after a redemption request is received by the Fund or Financial Intermediary.

The Fund or Financial Intermediary must receive your redemption request prior to the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on any Fund Business Day in order for it to be priced at the day’s offering price. If your request is received after that time, it will be priced at the next Fund Business Day’s offering price.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. The Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Fund

By Mail

Redemption requests should reference the Fund and Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order.” During the 14 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in the Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Fund’s transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or

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electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Fund Shares

Shares of the Fund’s Advisor Class may be exchanged for Advisor Class shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, the TDAM U.S. Small-Mid Cap Equity Fund, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, and the TDAM Institutional Treasury Obligations Money Market Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. The Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. Exchange orders may be placed with the Fund or a Financial Intermediary. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM USA Inc. website at www.tdamusa.com.

Directly with the Fund

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account.

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Fund does not issue share certificates but records your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Fund provides you with audited annual and unaudited semi-annual financial statements. To reduce expenses only one copy of each of the annual and semi-annual financial statements and Prospectus of the Fund, and any proxy statement or information statement relating to the Fund, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of the Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the total current value of the assets of each class of the Fund, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. The Fund’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on each Fund Business Day.

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with fair value procedures approved by the Board on at least an annual basis (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

Because the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when stockholders will not be able to purchase or redeem the Fund’s shares. In addition, trading in some of the Fund’s portfolio securities may not occur on days when the Fund is open for business.

The Fund’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by the Fund in the manner described under “How to Buy and Sell Shares.”

Dividends

On each day that the NAV of the Fund is determined, the Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time). Shareholders begin earning dividends on the business day that their order and payment are received by the Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by the Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from the Fund will be reinvested in additional full and fractional shares of the Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Taxes

Dividends derived from dividend income, taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even if reinvested in additional Fund shares. Distributions of net long-term capital gains,

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if any, realized by the Fund are taxable to individual shareholders of the Fund as long-term capital gains (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those that is long-term capital gain, and 0% at certain income levels), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Fund’s investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by the Fund. In addition, dividends paid by the Fund will not qualify for the long-term capital gain tax rates applicable to certain dividends.

Dividends and other distributions by the Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

All or some of the dividends received from the Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Direct investments in foreign securities held by the Fund may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would generally be decreased. If at the end of its fiscal year more than 50% of the value of the Fund’s total assets consists of stocks or securities of foreign corporations, the Fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid. Any investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If you invest in the Fund through a taxable account, your after-tax return could be negatively impacted.

Interest on indebtedness which is incurred to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Fund with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

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A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmission to the IRS.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Because excessive purchase and redemption transactions can disrupt management of the Fund and increase the Fund’s costs for all shareholders, the Board has adopted a policy and procedures designed to detect and discourage frequent trading. Under the policy and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Fund. In addition to the policy and procedures, the Fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, the Fund reserves the right to reject a purchase order from any investor or Financial Intermediary that the Fund has reason to believe could be a frequent trader.

The policy and procedures do not apply to the following:

•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Transfers and re-registrations of shares within the Fund.
•	Purchases of shares by asset transfer.
•	Section 529 college savings plans.
•	Certain approved institutional portfolios and asset allocation programs, including:
—	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing;
—	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Participants in Employer-Sponsored Defined Contribution Plans

For participants in employer-sponsored defined contribution plans, the frequent trading policy and procedures do not apply to:

•	Purchases of shares with participant payroll or employer contributions or loan repayments.
•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Distributions, loans, and in-service withdrawals from a plan.
•	Redemptions of shares as part of a plan termination or at the direction of the plan.
•	Redemptions of shares to pay account fees.
•	Share or asset transfers or rollovers.
•	Re-registrations of shares.

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•	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing.
•	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Accounts Held by Institutions (Other than Defined Contribution Plans)

The Fund will systematically monitor for frequent trading in institutional clients’ accounts. If the Fund detects suspicious trading activities, it will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy described above, prohibiting a client’s purchases of Fund shares.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. The Fund’s complete portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website the Fund’s month-end top ten holdings, generally also with a 30 day-lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 31 West 52nd Street, New York, NY 10019, is the Fund’s investment manager. The Investment Manager makes decisions with respect to and places orders for the Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

The Fund pays a management fee to the Investment Manager for its services at the annual rate of 0.25% of its average daily net assets. The Investment Manager from time to time may assume certain expenses of the Fund (or waive its fees), which would have the effect of increasing returns to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2012, the Fund paid 0.12% (after waivers) as a percentage of average net assets to the Investment Manager for its services.

The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.43% for the Advisor Class of the Fund (the “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver shall be repaid to the Investment Manager by the Advisor Class of the Fund within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. The Advisor Class of the Fund shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No waived amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such waived amount was waived or reimbursed. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis of the Board of Directors approval of the investment advisory contract of the Fund will be available in the Fund’s semi-annual report dated April 30, 2013.

In addition to the Fund, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of January 31, 2013 had total assets under management of approximately $13.8 billion.

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Portfolio Managers

The business experience during the past 5 years of the persons who are primarily responsible for the day to day management of the Fund appears in the table below.

Portfolio Manager	Business Experience During Last 5 Years
Glenn Davis, CFA	Since January 2009, Managing Director and Portfolio Manager at TDAM; From March 2005 through December 2008, Senior Vice President and Chief Investment Strategist at TD BankNorth.
Dennis Woessner, CFA	Since September 2009, Vice President and Director and Portfolio Manager at TDAM: From 2003 through 2008, Fixed Income Portfolio Manager at Aviva Investors.

Additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of shares of the Fund is available in the Fund’s SAI.

Administrator

As administrator, TDAM provides certain services to the Fund. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Fund. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. (“SIDCO”) acts as distributor of the Fund’s shares.

Shareholder Services and Distribution (12b-1) Plan and Other Distribution Arrangements

The Fund’s Shareholder Services and Distribution Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “12b-1 Plan”) permits the Fund’s Advisor Class to pay from its assets a service and distribution fee at an annual rate not exceeding 0.25% of the average daily net asset value of the Advisor Class (“12b-1 Fees”) to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others (collectively, “Servicing Parties”) that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). The 12b-1 Fees paid by the Fund’s Advisor Class are computed and accrued daily and are paid by the Advisor Class in amount equal to the amount owing a Servicing Party pursuant to the terms of the Rule 12b-1 Agreements. Because the 12b-1 Fees are paid out of the assets of the Fund’s Advisor Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TDAM, as the investment adviser and administrator to the Fund, or any successor investment adviser or administrator, or an affiliate of the foregoing, may use its management or administration fee revenues, past profits or its resources from any other source, to make payments to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of the Fund’s shares, and other distribution-related services or shareholder servicing activities. Any payments made by TDAM (or any successor investment adviser or administrator) for such purpose shall not reduce any 12b-1 Fees paid or payable pursuant to the 12b-1 Plan as described above.

FINANCIAL HIGHLIGHTS

Because the Fund’s Advisor Class has not yet commenced operations as of the date of this Prospectus, financial highlights are not yet available.

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FOR MORE INFORMATION

More information on the Fund is available upon request, including the following:

Shareholder Reports. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Fund, and make shareholder inquiries by contacting your financial intermediary or the Fund at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: 866.416.4031
Internet site: http://www.tdamusa.com

Text-only versions of the Fund’s prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Fund’s prospectus and other documents pertaining to the Fund also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about the Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Fund is a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMST05

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TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
May 13, 2013

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund
Advisor Class (TDSHX)

31 West 52nd Street
New York, New York 10019
(866) 416-4031

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 13, 2013 (the “Prospectus”) for the Advisor Class of the TDAM Short-Term Bond Fund (the “Fund”), a series of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

The Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2012, including the independent registered public accounting firm’s report thereon, are included in the Fund’s Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdamusa.com.

®/The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM SHORT-TERM BOND FUND

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple series. This SAI pertains to the Advisor Class of the TDAM Short-Term Bond Fund (the “Fund”).

The Fund is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Fund is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective, and its investment policies and restrictions that are designated as fundamental may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. Except as otherwise indicated, however, the Fund’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, the Fund or a particular class of the Fund (Class), means the vote of the holders of the lesser of (i) 67% of the shares of the Company, the Fund or such Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company, the Fund or such Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, the Fund or such Class.

The following policies and restrictions supplement those set forth in the Prospectus. The Fund’s investments must be consistent with its investment objective and policies.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset-Backed Securities

The Fund may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. The Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

The Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, the Fund will not borrow money except as permitted by (i) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Investment Company Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Cash Management

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Commercial Paper and Short-Term Corporate Debt Instruments

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Investment Manager monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures).

Credit Enhancement Features

The Fund may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to the Fund and affect its share price.

Derivatives

General. Derivatives are financial instruments that derive their value, at least in part, from the price of another security or asset, or the level of an index, or a rate. Some forms of derivatives, such as exchange-traded futures and options on securities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Options and futures contracts are also considered types of derivative securities, and are described more fully below under the headings “Options” and “Futures Contracts and Options on Futures Contracts,” respectively. Other common types of derivatives include forward foreign currency exchange contracts (which are described more fully below under the heading “Foreign Currency Exchange Transactions”), forward contracts on securities and securities indices, collateralized mortgage obligations, stripped securities, and swap agreements.

The Fund may use derivatives, (i) to gain exposure to securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the security itself); (ii) to reduce risk, including the risk associated with currency fluctuations; (iii) to enhance income; or (iv) to provide downside risk protection for one or more securities.

While derivative instruments are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative and the other investments in the Fund’s portfolio does not follow the Investment Manager’s expectations. If the Investment Manager’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative itself. Derivatives and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivatives are developed and offered to investors, the Investment Manager will, consistent with the Fund’s investment objective, policies and restrictions, consider making investments in such new types of derivatives.

Additional risks of derivatives include, but are not limited to, the risk of disruption of the Fund’s ability to trade in derivatives because of regulatory compliance problems or regulatory changes, credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The Investment Manager uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with the Fund’s investment objective, policies and restrictions, and does not expose the Fund to undue risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Investment Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter (“OTC”) instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the OTC market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that the Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Regulatory Risk. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (such as the currency and interest rate transactions, credit default swaps and options described herein), may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Asset Coverage Requirements for Certain Derivative Transactions. The Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated subcustodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Dollar-Weighted Average Maturity

Dollar-weighted average maturity of a portfolio of debt securities is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal repayments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Foreign Securities

The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated securities, Eurodollar securities, and debt securities issued, assumed or guaranteed by foreign corporations or other business organizations, foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Obligations of Foreign Governments and Corporations. The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with its investment objective, the Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are heightened for investments in developing countries. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the

United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign bond markets have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund may be invested in both U.S. and foreign securities markets, changes in the Fund’s share price may have low correlations with movements in U.S. markets. The Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Exchange Transactions. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund generally will not enter into forward foreign currency contracts in an attempt to reduce currency risk.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

The Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts and Options on Futures Contracts

In General. The Fund may enter into futures contracts and options on futures contracts for any number of reasons as indicated in the Prospectus, including as a means of enhancing returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or on the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund’s securities which are the subject of the transactions.

Risks Associated with Futures Contracts and Related Options. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund’s success in using futures and options for hedging depends, among other things, on the Investment Manager’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Government Securities

The Fund may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although, the U.S. government or its agencies currently provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by the Fund does not guarantee the net asset value of the Fund’s shares.

Illiquid Securities

The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If the Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Company’s Board of Directors has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Manager will monitor such restricted securities. Among the factors the Investment Manager may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

Investment Company Securities

The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

In addition, the Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment-Grade Debt Securities

Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a higher susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Investment Manager to be of comparable quality.

Low-Rated Debt Securities

The Fund may invest in low-rated debt securities. Securities rated lower than Baa by Moody’s or BBB by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See “Annex A — Ratings of Investments” for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

It is anticipated that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may make investments in those new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities

The Fund may invest in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by the Fund.

Options

In General. The Fund may purchase or write certain types of options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counterparty.

The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income.

The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Manager will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

The Fund’s success in using options techniques depends, among other things, on the Investment Manager’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

The Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and pursuant to an agreement that requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

All repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund’s custodian (or a sub-custodian) has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Investment Manager monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, the Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, the Fund may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board that an adequate trading market exists for that security.

This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Section 4(2) Paper

The Fund may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 15% limitation on illiquid securities. The Investment Manager will monitor the liquidity of the Fund’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

The Fund may lend portfolio securities in amounts up to 33 1/3 % of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Stripped Securities

The Fund may purchase stripped securities. Stripped securities are the separate income or principal components of a fixed income security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Swaps

The Fund may enter into interest-rate swaps, index swaps and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. Total return swaps involve the exchange of obligations to pay an amount equal to the total return on securities, indices or other referenced assets. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Fund’s obligations over its entitlements with respect to each swap) accrued on a daily basis. The Fund will segregate cash or other liquid securities with respect to its total obligations under any swaps that are not entered into on a net basis. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid. Other credit default swap agreements, however, may be considered liquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Accordingly, the Fund will segregate liquid investments in an amount equal to the full notional value of the swap of which it is the seller.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Temporary Defensive Position

When market or business conditions warrant, the Fund may invest without limit in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Variable or Floating Rate Obligations

The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit changes (increases or decreases) in the amount of interest received on the debt instruments.

The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund may invest in obligations that are not so rated if the Investment Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. To the extent a demand obligation does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

When-Issued and Delayed Delivery Basis Securities

The Fund may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. The Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, the Fund will segregate appropriate liquid assets to cover its purchase obligations. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

The Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of the Fund. The Fund (unless otherwise noted) may not:

(1) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations;

(2) issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(4) engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(5) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

(6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein;

(7) buy or sell commodities or commodity (futures) contracts, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time;

(8) lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. The Fund (unless noted otherwise) does not currently intend to:

(1) make short sales of securities or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or

(2) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors.

DISCLOSURE OF FUND HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Fund (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose the Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, the Fund’s complete portfolio holdings will be published on the Monthly Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website the Fund’s month-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of the Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of the Fund depending upon the Investment Manager’s ability to time and execute such transactions.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks “best execution”. Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research and order execution services to the Company and the Investment Manager and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Fund. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively, “Affiliated Brokers”) to effect portfolio transactions for the Fund, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Fund satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for the Fund will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for the Fund.

For the fiscal years ended October 31, 2012 and October 31, 2011, the portfolio turnover rate for the Fund was 176% and 75%, respectively.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Fund, the TDAM Money Market Portfolio, the TDAM U.S. Government Portfolio, the TDAM Municipal Portfolio, the TDAM California Municipal Money Market Portfolio, the TDAM New York Municipal Money Market Portfolio, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund and the TDAM U.S. Small-Mid Cap Equity Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
PETER B.M. EBY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 75	Director	Since 6/6/02	Retired.	19	Director of Leon’s Furniture Limited since May 1977; Director of Sixty Split Corp. from March 2001 to May 2011; Director of George Weston Limited since May 2000.
LAWRENCE J. TOAL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 75	Chairman and Director	Since 12/12/95	Retired	19	None

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2012.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 61	Director and Chairman of the Audit Committee	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College from March 2008 through September 2010; senior advisor to New York State Banking Department during 2009; Consultant to the Health Care Chaplaincy from September 2005 through June 2006; Trustee of Albany Law School since 1998, Member of the Nominating Committee 2004 to 2011, Member of the Finance Committee and Chair of Long Range Planning Committee since 2010, and Member of the Dean Research Committee since 2011; Director from 2002 to 2009 and President from 2004 to 2008 of the Allen Bass Fund, Inc.	19	None
DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 60	Director and Chairman of the Nominating/ Governance Committee	Since: 3/30/09	Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), 2004; Senior Advisor of Stone Point Capital (private equity investment firm) since 2008; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008.	19	Director of Lepercq, de Neuflize and Co. since 2009.
Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 61	Director	Since: 12/17/10	Senior Vice President — Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	19	Director of Ontario Teachers’ Pension Plan Board since 2012.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009 and Chairman of the Nominating/Governance Committee since March 2011. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director since 1995 and served as Chairman of the Board since December 2010 and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 33 years of business experience in financial services. Of that, she has 22 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors
KEVIN LEBLANC	President and Chief Executive Officer	Since: 12/6/11	Chief Operating Officer of TD Asset Management Inc. since September 2010; Vice Chair of TD Asset Management Inc. since 2007; Officer of the Investment Manager since April 2010 and Chief Operating Officer of the Investment Manager since December 2010.
c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 48
MAYA GITTENS	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President & Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.
c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 48
ERIC KLEINSCHMIDT	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.
c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 44
MARC ALMES	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.
c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 41
CURTIS BARNES	Secretary	Since: 6/14/2012	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio Inc.
c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 59
MICHELE R. TEICHNER	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director of Investment Manager
c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 53

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Fund. The Board, on behalf of the Company, has engaged TDAM to manage the Fund on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Toal, to serve in the role of Chairman. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and former Chairman of the Audit Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Fund are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Fund, the Board oversees the management of risks relating to the operation of the Company and the Fund. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Eby, Herrema, Kelly and Toal. The Audit Committee met four times during the fiscal year ended October 31, 2012.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2012.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company. The Nominating/Governance Committee, on which Messrs. Eby, Herrema, Kelly and Toal currently serve, is composed solely of Independent Directors. The Nominating/Governance Committee will not normally consider nominees recommended by shareholders. The Nominating/Governance Committee did not meet during the fiscal year ended October 31, 2012.

Ownership of Shares by Directors

The dollar range of the shares in the Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2012 are set forth below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Peter B. M. Eby	$0	$0
James Kelly	$0	$0
Lawrence J. Toal	$0	$0
Donald J. Herrema	$0	$0
Interested Director
Barbara F. Palk	$0	$0

On April 15, 2013, the Officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of the Fund. As of December 31, 2012, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager or the distributor of the Fund or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the distributor of the Fund.

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director receives, in the aggregate: (i) a base annual retainer of $45,000, payable quarterly, (ii) a meeting fee of $5,000 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $2,500 for each such meeting attended, (v) a meeting fee of $5,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended, (vii) retainer for the Chairman is $10,000 annually, payable quarterly; and (viii) retainer for Audit Committee Chair is $5,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2012, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Independent Directors
Peter B. M. Eby	$67,500	$0	$0	$67,500
Lawrence J. Toal	$77,500	$0	$0	$77,500
James Kelly	$72,500	$0	$0	$72,500
Donald J. Herrema	$67,500	$0	$0	$67,500
Interested Director
Barbara F. Palk(2)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Ms. Palk was elected to the Board effective December 17, 2011.
INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of the Fund. Pursuant to an investment management agreement with the Company on behalf of the Fund (the “Investment Management Agreement”), the Investment Manager manages the Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2012, the TD Bank Group had over $207 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of January 31, 2013, had total assets under management of approximately $13.8 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of the Fund, or by the Board of Directors. The Investment Management Agreement may be terminated at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of the Fund.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Fund under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors approval of the Investment Management Agreement will be available in the Fund’s semi-annual shareholder report for the fiscal period ended April 30, 2013.

For the investment management services furnished to the Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.25%.

The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) (a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.43% for the Advisor Class of the Fund (the “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the Advisor Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. The Advisor Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause the Advisor Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to the Advisor Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No waived amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

The following table shows the dollar amount of investment management fees earned with respect to the Fund, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived	Fees Reimbursed
Fiscal year ended October 31, 2012	$182,068	$91,742	$0
Fiscal year ended October 31, 2011	$192,695	$35,026	$0
Fiscal year ended October 31, 2010	$118,611	$90,103	$0

Portfolio Managers

The Prospectus contains information about the individuals who are primarily responsible for the day-to-day management of the Fund (“portfolio managers”). The sections below contain certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. All information set forth below is as of January 31, 2013.

Other Accounts Managed, Portfolio Manager Compensation Structure, Fund Ownership, and Potential Conflicts of Interest

Management of Other Accounts. As of January 31, 2013, the portfolio managers of the Fund were also primarily responsible for the day-to-day management of other accounts, as set forth in the table on the following page.

The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Mr. Davis:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed	$35,000,000	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Mr. Woessner:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed	$35,000,000	$0	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

Portfolio Manager Compensation Structure

As a member of TD Bank Group (“TDBG”), the Investment Manager has the following major components in its compensation program for the portfolio managers of the Fund:

1 — Base Salary

2 — Annual Incentive Program

3 — Long Term Incentive Plan

TDBG (including the Investment Manager) maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each portfolio manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of the Investment Manager, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year. Key factors affecting compensation under the Annual Incentive Program are the Investment Manager’s contribution to profit, the investment management affiliate’s contribution to profit, individual performance, teamwork and total compensation relative to the market.

Fund Ownership of Portfolio Managers. None of the portfolio managers listed above beneficially own shares of the Fund.

Potential Conflicts of Interest. Since the Fund and the other accounts managed by each portfolio manager may have similar investment strategies, in theory it is possible that a portfolio manager could favor one or more of the other accounts over the Fund. However, the Investment Manager has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.

Administration

Pursuant to an administration agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Fund, provides administrative services to the Fund (the “Administration Agreement”). Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation. The Fund did not pay the Administrator any administration fees during the fiscal years ended October 31, 2010, 2011 and 2012.

The Administrator has entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi performs certain of the foregoing administrative services for the Company (the “Sub-administration

Agreement”). Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. The Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by the Fund may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of the Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO (the “Distribution Agreement”), SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the Institutional Class of the Fund does not have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect, after its initial two-year term, only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a Shareholder Services and Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) with respect to the Advisor Class of the Fund. The 12b-1 Plan permits the Advisor Class of the Fund to pay from its assets a service and distribution fee at an annual rate not exceeding 0.25% of the average daily net asset value of such Class (“12b-1 Fees”) to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others (collectively, “Servicing Parties”) that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). The 12b-1 Fees paid by the Advisor Class of the Fund are computed and accrued daily and are paid by the Advisor Class in amount equal to the amount owing a Servicing Party pursuant to the terms of the Rule 12b-1 Agreements.

The Fund has entered into a Rule 12b-1 Agreement with SIDCO, pursuant to which the Advisor Class of the Fund pays from its assets 12b-1 Fees at an annual rate of 0.25% of its average daily net assets. The 12b-1 Plan also provides that TDAM, as the investment adviser and administrator to the Fund, or any successor investment adviser or administrator, or an affiliate of the foregoing, may use its management or administration fee revenues, past profits or its resources from any other source, to make payment to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of the Fund’s shares, and other distribution-related services or shareholder servicing activities, including, but not limited to advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Any payments made by TDAM (or any successor investment adviser or administrator) for such purpose shall not reduce any 12b-1 Fees paid or payable pursuant to the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any Rule 12b-1 Agreements (“12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fee with respect to the Fund’s Advisor Class without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of such Class are present or represented by proxy (a “Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to the Fund’s Advisor Class by: (a) a majority vote of the 12b-1 Directors, or (b) a Majority Stockholder Vote.

Transfer Agent and Custodian

Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 42319 serves as transfer agent for the Fund. For the services provided under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services.

The Transfer Agent is permitted, with prior written consent of the Company or the Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of the Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of the Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of the Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of the Fund (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.
Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.
Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.
Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.
Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.
Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.
Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.
Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.
Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the Consideration that maximizes value after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any Supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”
Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.
Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.
Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.
Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.
Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.
Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.
Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.
Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.
Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.
Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed
Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.
Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ Compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.
Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.
Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.
Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.
Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.
Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. Confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

The Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, the Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. The Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among its series, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series are charged to that series.

Codes of Ethics

The Company, the Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the NAV of the Fund is determined, the Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time) and paid monthly. Shareholders begin earning dividends on the day that their order and payment are received by the Fund.

The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of the Fund are accrued each day.

Because the Fund’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from the Fund will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Fund will not qualify for the long-term capital gains tax rate applicable to certain dividends paid to non-corporate taxpayers.

Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code of 1986, as amended (the “Code”) as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Capital Gain Distributions

If the Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Company’s Board of Directors. Short-term capital gain distributions by the Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains realized by non-corporate taxpayers are subject to a tax rate of 15% for individuals with annual incomes of less than $400,000 ($450,000 if married filing jointly), 20% for those with any income above such levels that is long-term capital gain, and 0% for those with incomes below certain levels. Any realized capital loss to the extent not offset by realized capital gain will be carried forward for to offset future losses.

Tax Status of the Fund

The Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. The Fund intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that the Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Certain of the Fund’s investments in master limited partnerships (“MLPs”) may be considered qualified publicly traded partnerships as referred to above and, therefore, the extent to which the Fund may invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Beginning in 2013, a 3.8 percent Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Cost Basis Reporting of Shareholder Proceeds. The Company (or its administrative agent) is required to report to shareholders and the IRS cost basis information for all shares purchased on or after January 1, 2012 and sold or exchanged on or after that date, and to report whether a gain or loss from such a sale is short-term (shares held for one year or less) or long-term (shares held for more than one year). Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. For each sale of shares, the Company will permit shareholder to elect from among several cost basis methods accepted by the IRS. If a shareholder does not elect an accepted cost basis method, the Company will use a default cost basis method of average cost. If a shareholder changes its cost basis method prior to the first redemption, the new cost basis method will apply to all shares in the shareholder’s account. If, however, a shareholder changes its cost basis method after the first redemption, the new cost basis method will apply only to shares acquired on or after the date of change. Shareholders should consult with their own tax advisors to determine the best cost basis method for their tax situation.

Other Tax Information

The Fund may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for the Fund to dispose of other assets in order to satisfy such distribution requirements.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market, constructive sale or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions”; or (ii) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country; or (iii) tax rules applicable to debt obligations acquired with “original issue discount, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”

To Fund shareholders such excess inclusion income may (i) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset against net operating losses for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Transfer Agent will send each shareholder a notice in January of each year describing the tax status of dividend and capital gain distributions (where applicable) for the prior calendar year.

The Fund is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. Shareholders should consult their own tax advisors regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisors regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of the Fund’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Company for the Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern Time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. The Fund values its securities using various methods depending on the primary market or exchange on which the securities trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities’ most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Fund holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

As necessary, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, the Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Fund believes that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Fund, see “How to Buy and Sell Shares” in the Prospectus.

Shares of the Fund are sold on a continuous basis by the Distributor.

For shareholders wishing to purchase shares directly from the Fund, there is an initial purchase and minimum account balance requirement of $1,000,000 per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase shares through a financial intermediary. Minimum requirements may be imposed or changed at any time. Due to the cost of maintaining smaller accounts, the Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of the Fund’s securities may not occur on days when the Fund is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

The Fund issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a series will have the exclusive right to vote on matters affecting only the rights of the holders of that series. For example, shareholders of a series will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that series. Shareholders of the series of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Fund: 4 billion shares designated to the Institutional Class and 300 million shares designated to the Advisor Class. All outstanding shares of the Fund are Institutional Class shares. Accordingly, references in the SAI to shares of the Fund mean Institutional Class shares. Each share of a Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Institutional Class’ outstanding shares as of April 15, 2013.

FUND – Institutional Class	SHARES	% of Class
Quinnipiac University ATTN: Patrick J. Healy, SVP 275 Mount Carmel Avenue Hamden CT 06518-1908	2,524,295.9	25.1%
Martins Point Health Care, Inc. 331 Veranda St. P O Box 9746 Portland ME 04104-5040	2,394,736.8	23.8%

Shareholders owning 25% or more of outstanding shares may be able to greatly affect or determine the outcome of a shareholder vote.

On April 15, 2013, no person owned beneficially or of record 5% or more of the outstanding shares of the Advisor Class.

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT TERM RATINGS

A-1 An obligor rated 'A-1' has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE SHORT TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

FITCH SHORT TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

DBRS SHORT TERM RATINGS

R-1 (high) Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

STANDARD & POOR’S LONG TERM ISSUER RATINGS

AAA. An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by Standard & Poor's.

AA. An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A. An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

MOODY’S INVESTORS SERVICE LONG TERM RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

FITCH LONG TERM RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

DBRS LONG TERM RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

S&P AND MOODY’S MUNICIPAL NOTES RATINGS

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in 3 years or less will likely receive a note rating. Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

TDAMSAI05

PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 28. Exhibits.

(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)
	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)
	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)
	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note F)
	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note F)
	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note F)
	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note G)
	(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note L)
	(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note L)
	(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (see Note N)
	(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (see Note N)
	(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (see Note O)
	(13)	Articles Supplementary to Articles of Incorporation dated December 15, 2006 (see Note Q)
	(14)	Articles Supplementary to Articles of Incorporation dated September 24, 2007 (see Note R)
	(15)	Articles Supplementary to Articles of Incorporation dated June 17, 2008 (see Note S)
	(16)	Articles Supplementary to Articles of Incorporation dated December 4, 2008 (see Note U)
	(17)	Articles Supplementary to Articles of Incorporation dated January 9, 2009 (see Note U)
	(18)	Articles Supplementary to Articles of Incorporation dated June 29, 2009 (see Note W)
	(19)	Articles Supplementary to Articles of Incorporation dated April 12, 2012 (see Note DD)
	(20)	Articles Supplementary to Articles of Incorporation dated July 17, 2012 (see Note DD)
	(21)	Articles Supplementary to Articles of Incorporation dated January 22, 2013 (see Note EE)
	(22)	Articles of Amendment to Articles of Incorporation dated January 22, 2013 (see Note EE)
	(23)	Articles Supplementary to Articles of Incorporation dated March 8, 2013 (see Note FF)
	(24)	Articles of Amendment to Articles of Incorporation dated March 8, 2013 (see Note FF)
(b)	By-Laws, as amended to date (see Note O)
(c)	Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)
(d)	(1)	Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)
	(2)	Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note H)
	(3)	Amendment to Investment Management Agreement, reflecting name changes, dated June 1, 2005 (see Note M)
	(4)	Amendment to Investment Management Agreement, reflecting fee reduction (see Note M)
	(5)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated September 18, 2006 (see Note O)

	(6)	Amendment to Investment Management Agreement, reflecting fee changes, dated February 1, 2006 (see Note R)
	(7)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note T)
	(8)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)
	(9)	Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note W)
	(10)	Amended and Restated Fee Waiver and Expense Reimbursement Recoupment Agreement, dated September 22, 2009 between TD Asset Management USA Funds, Inc. and TDAM USA Inc. (see Note Y)
	(11)	Amended and Restated Investment Management Agreement relating to the provision of services to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated April 4, 2012 (see Note DD)
	(12)	Investment Management Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Income Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Income Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 8, 2013 (see Note FF)
	(13)	Subadvisory Agreement with Epoch Investment Partners, Inc. relating to the provision of services to TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Income Fund, TDAM Global Equity Income Fund and TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 20, 2013 (see Note GG)
	(14)	Expense Limitation Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Income Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Income Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 21, 2013 (see Note GG)
(e)	(1)	Distribution Agreement between Registrant and SEI Investments Distribution Company on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated July 27, 2007 (see Note R)
	(2)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note V)
	(3)	Amendment to Distribution Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)
	(4)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note X)
	(5)	Amendment to Distribution Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Income Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Income Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund (to be filed by amendment)

(6)	Form of Sub-Distribution Agreement (see Note AA)

(f)	Inapplicable
(g)	(1)	Custody Agreement between Registrant and The Bank of New York Mellon, on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund and TDAM Global Sustainability Fund, dated March 24, 2009 (see Note V)
	(2)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated June 29, 2009 (see Note W)
	(3)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated March 8, 2013 (to be filed by amendment)
	(4)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated March 24, 2009 (see Note V)
(h)	(1)	Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio, dated May 9, 2007 (see Note R)
	(2)	Amendment to Transfer Agreement between Registrant and TD Ameritrade Clearing, Inc., dated August 31, 2007 (see Note DD)
	(3)	Amended Schedule A to Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., dated September 24, 2007 (see Note R)
	(4)	Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund and TDAM Institutional U.S. Government Fund, dated December 18, 2006 (see Note R)
	(5)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated December 11, 2007 (see Note S)
	(6)	Amended Schedule A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated March 12, 2009 (see Note V)
	(7)	Amendment No. 2 to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated June 29, 2009 (see Note W)
	(8)	Amended Schedule A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (to be filed by amendment)
	(9)	Shareholder Servicing Plan (see Note V)
	(10)	Form of Shareholder Services Agreement (see Note V)
	(11)	Shareholder Services Agreement for TD Ameritrade, Inc. dated May 9, 2007 (see Note V)
	(12)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated December 4, 2008 (see Note V)
	(13)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated September 24, 2009 (see Note Y)
	(14)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated February 25, 2010 (see Note Z)
	(15)	Shareholder Services Agreement for TD Banknorth dated December 5, 2006 (see Note P)
	(16)	Amended Schedule A to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) dated June 29, 2009 (see Note X)

(17)	Form of Amendment to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) (see Note T)
(18)	Shareholder Services Agreement for Commerce Capital Markets, Inc., dated March 13, 2009 (see Note V)
(19)	Amended Schedule A to Shareholder Services Agreement for TD Wealth Management Services Inc. (formerly Commerce Capital Markets, Inc.) (see Note W)
(20)	Administration Agreement between Registrant and TD Asset Management USA Inc., dated June 1, 2005 (see Note M)
(21)	Form of Amendment to Administration Agreement between Registrant and TD Asset Management USA Inc., reflecting elimination of fees (see Note M)
(22)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Funds Inc., dated September 18, 2006 (see Note O)
(23)	Amendment to Administration Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note T)
(24)	Amendment to Administration Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)
(25)	Amendment to Administration Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note W)
(26)	Amendment to Administration Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated April 4, 2012 (see Note DD)
(27)	Amended and Restated Administration Agreement relating to the provision of services to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Institutional Municipal Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Income Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Income Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 8, 2013 (see Note FF)
(28)	Sub-Administration Agreement between the Administrator and BISYS Fund Services Ohio, Inc. dated March 22, 2007 (see Note R)
(29)	Amended Schedule A to Sub-Administration Agreement dated June 29, 2009 (see Note W)
(30)	Amendment to Sub-Administration Agreement dated December 6, 2012 (see Note EE)
(31)	Amended Schedule A to Sub-Administration Agreement (to be filed by amendment)
(32)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)
(33)	Amendment to State Registration Services Agreement dated September 18, 2006 (see Note O)
(34)	Amendment to State Registration Services Agreement dated July 11, 2008 (see Note T)
(35)	Amendment to State Registration Services Agreement dated March 10, 2009 (see Note V)
(36)	Amendment to State Registration Services Agreement dated June 29, 2009 (see Note X)
(37)	Amendment to State Registration Services Agreement (to be filed by amendment)
(38)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note H)
(39)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note M)
(40)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note M)
(41)	Amendment to Accounting Services Agreement dated August 31, 2007 (see Note R)

	(42)	Amendment to Accounting Services Agreement, dated June 17, 2008 (see Note V)
	(43)	Amendment to Accounting Services Agreement, dated March 10, 2009 (see Note V)
	(44)	Amendment to Accounting Services Agreement, dated June 29, 2009 (see Note W)
	(45)	Amendment to Accounting Services Agreement (to be filed by amendment)
	(46)	Compliance Services Agreement between Registrant and Citi Fund Services Ohio, Inc. dated June 1, 2007 (see Note U)
	(47)	Amendment to Compliance Services Agreement dated December 4, 2008 (see Note V)
	(48)	Amendment to Compliance Services Agreement dated March 10, 2009 (see Note V)
	(49)	Amendment to Compliance Services Agreement dated June 29, 2009 (see Note W)
	(50)	Amendment to Compliance Services Agreement (to be filed by amendment)
(i)	(1)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund (see Note N)
	(2)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio (see Note M2)
	(3)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Income Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Income Fund, TDAM Global All Cap Fund and TDAM Target Return Fund (see Note FF)
(j)	(1)	Consent of Independent registered public accounting firm (filed herewith)
(k)	Inapplicable
(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)
	(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)
(m)	(1)	Registrant’s Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note L)
	(2)	Amended Exhibit A to the Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note Q)
	(3)	Registrant’s Amended and Restated Distribution Plan relating solely to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund and TDAM Institutional Municipal Fund (see Note X)
	(4)	Registrant’s Distribution Plan relating to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, and TDAM Institutional Treasury Obligations Money Market Fund, dated March 29, 2012 (see Note DD)
	(5)	Registrant’s Shareholder Services and Distribution Plan relating to the Advisor Class of each of the TDAM Core Bond Fund, TDAM High Yield Fund, TDAM U.S. Equity Income Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Income Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund, TDAM U.S. Small-Mid Cap Equity Fund and TDAM Short-Term Bond Fund, dated March 8, 2013 (see Note FF)

(n)	(1)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated March 29, 2012 (see Note DD)
	(2)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated March 8, 2013 (see Note FF)
(o)	Reserved
(p)	(1)	Code of Ethics of Registrant approved June 17, 2010 (see Note BB)
	(2)	Code of Ethics of the Investment Manager dated June 2005 (see Note M)
	(3)	Amended Code of Ethics of Investment Manager dated June 2005, revised as of July 28, 2005 (see Note M)
	(4)	Amended Code of Ethics of Investment Manager dated November 1, 2006 (see Note O)
	(5)	Amended Code of Ethics of Investment Manager dated November 1, 2006 revised July 17, 2008 (see Note T)
	(6)	Amended Code of Ethics of Investment Manager dated January 2010 (see Note BB)
	(7)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (see Note K)
	(8)	Code of Ethics of SEI Investments Distribution Co., dated January 11, 2010 (see Note AA)
	(9)	Code of Ethics of Epoch Investment Partners, Inc. dated October 2012 (see Note FF)

Other Exhibits:

Power of Attorney for Peter B.M. Eby, James E. Kelly, Donald J. Herrema, Barbara Palk and Lawrence Toal as of December 17, 2012 (see Note DD)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.
Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.
Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.
Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.
Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.
Note F:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.
Note G:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.
Note H:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.
Note I:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.
Note J:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.
Note K:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.
Note L:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.
Note M:	Filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2005, and incorporated herein by reference.
Note M2:	Filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 21, 2006, and incorporated herein by reference.
Note N:	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 4, 2006, and incorporated herein by reference.
Note O:	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.
Note P:	Filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.
Note Q:	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 20, 2006, and incorporated herein by reference.
Note R:	Filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2008, and incorporated herein by reference.
Note S:	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 6, 2008, and incorporated herein by reference.

Note T:	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on August 20, 2008 and incorporated herein by reference.
Note U:	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on January 9, 2009 and incorporated herein by reference.
Note V:	Filed as an exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 25, 2009 and incorporated herein by reference.
Note W:	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 10, 2009 and incorporated herein by reference.
Note X:	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 24, 2009 and incorporated herein by reference.
Note Y:	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 16, 2009 and incorporated herein by reference.
Note Z:	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on February 26, 2010 and incorporated herein by reference.
Note AA:	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on December 30, 2010 and incorporated herein by reference.
Note BB:	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on February 28, 2011 and incorporated herein by reference.
Note CC:	Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on February 28, 2012 and incorporated herein by reference.
Note DD:	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on December 17, 2012 and incorporated herein by reference.
Note EE:	Filed as an exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on February 28, 2013 and incorporated herein by reference.
Note FF:	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on March 11, 2013 and incorporated herein by reference.
Note GG:	Filed as an exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086 on March 22, 2013 and incorporated herein by reference.
Item 29. Persons Controlled by or under Common Control with Registrant.

 Not applicable.

Item 30. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

The following persons are the directors and officers of the Investment Manager:

KEVIN LEBLANC**, Chief Operating Officer of TD Asset Management Inc. since September 2010; Vice Chair of TD Asset Management Inc. since 2007; Officer of the Investment Manager since April 2010 and Chief Operating Officer of the Investment Manager since December 2010.

JAMES SIMMONDS*, Associate Vice President of TD Bank Group since December 2012 and Chief Compliance Officer of the Investment Manager since December 2012.

MAYA GITTENS**, Secretary of the Investment Manager since July 2008 and Vice President and Director of the Investment Manager since July 2008.

ROBIN LACEY*, Vice Chair of TD Asset Management Inc., since 2009, Managing Director since 2004, and Officer of the Investment Manager since April 2010.

TIMOTHY WIGGAN*, Managing Director of TD Securities since 2011; Chairman and Executive Officer of the Investment Manager since February 2013; and Chairman and Executive Officer of TD Asset Management Inc. since February 2013.

KENNETH MINER*, Vice Chair of TD Asset Management Inc. since December 2003 and Vice Chair of the Investment Manager since June 2005.

SATISH RAI*, Senior Vice President of TD Bank Financial Group since May 2000 and Vice Chair of the Investment Manager since June 2005.

ANDREW CAMPBELL*, Associate Vice President of TD Bank Group since May 2010 and Chief Financial Officer of the Investment Manager since September 2012.

MICHELE R. TEICHNER**, Managing Director of the Investment Manager since January 2006; and Chief Compliance Officer of the Registrant since June 2004.

RODNEY MICHAEL THORFINNSON*, Chief Risk Officer of the Investment Manager since 2002; Director of the Investment Manager since 2005 and Chief Administrative Officer of the Investment Manager since December 2010.

*	Address: 161 Bay Street, 35th Floor, Toronto, Ontario, Canada M5J 2T2
**	Address: 31 W. 52nd Street, 21st Floor, NY, NY 10019

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadviser for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118). The principal business address for each officer and director of Epoch is: 399 Park Avenue, New York, NY 10022.

Item 32. Principal Underwriters:
(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolio, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
Wilshire Mutual Funds	July 14, 2008
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Variable Income Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
River Park Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 30, 2012
Cambria ETF Trust	August 30, 2012
Pyxis Funds I	September 25, 2012
KKR Series Trust	October 3, 2012
KKR Alternative Corporate Opportunities Fund	October 3, 2012
KKR Alternative Corporate Opportunities Fund P	October 3, 2012
KraneShares Trust	December 8, 2012

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer & Treasurer, Chief Operating Officer	—
John C. Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert Silvestri	Vice President	—
Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TDAM USA Inc., 31 West 52nd Street, 21st Floor, New York, New York 10019 and the offices of TD Asset Management, 161 Bay Street, 35th Floor, CT Tower, Toronto, Ontario, Canada M5J 2T2, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219; or TD AMERITRADE Clearing, Inc., 100 North Ameritrade Place, Bellevue, NE 68005; (iii) in the case of records concerning administration and certain other functions, at the offices of the Fund’s Sub-Administrator, Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; (iv) in the case of the Funds’ Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 -1100 and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 34. Management Services.

 Not applicable.

Item 35. Undertakings.

 Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 13th day of May, 2013.

TD Asset Management USA Funds Inc.

Registrant

By:	/s/ Kevin LeBlanc Kevin LeBlanc President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
/s/ Kevin LeBlanc Kevin LeBlanc	President and Chief Executive Officer	May 13, 2013
/s/ Eric Kleinschmidt Eric Kleinschmidt	Treasurer and Chief Financial Officer	May 13, 2013
Barbara Palk*	Director	May 13, 2013
Donald J. Herrema*	Director	May 13, 2013
Peter B.M. Eby*	Director	May 13, 2013
James E. Kelly*	Director	May 13, 2013
Lawrence J. Toal*	Chairman of the Board and Director	May 13, 2013

*By /s/ Michele Teichner Michele Teichner Attorney-in-Fact pursuant to a power of attorney previously filed	May 13, 2013

Exhibit Index

Exhibit	Document
(j)(1)	Consent of Independent registered public accounting firm.